 Exhibit - 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with Amendment No. 2 to the annual report of CareMax, Inc. (the “Company”) on Form 10-K/A for the year ended December 31, 2021, as filed with the Securities and Exchange Commission (the “Report”), I, Kevin Wirges, Executive Vice President, Treasurer and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as added by §906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

1.
The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.
The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of and for the period covered by the Report.

Date: March 29, 2023

/s/ Kevin Wirges

Name: Kevin Wirges

Title: Executive Vice President, Treasurer and Chief Financial Officer

(Principal Financial Officer)